ING PRIME RATE TRUST

Prospectus Supplement dated April 12, 2010

to the Prospectus dated August 17, 2009

1,674,761.347 Shares Of Beneficial Interest

On April 9, 2010, ING Prime Rate Trust (the “Trust”) sold 1,674,761.347 shares of beneficial interest of the Trust through a privately negotiated transaction pursuant to a Distribution Agreement with ING Funds Distributor LLC at a sales price of $5.9710 per share.

Gross Proceeds	$10,000,000
Commission	$0.00
Net Proceeds to Trust	$10,000,000

On April 8, 2010, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was $6.28.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.